UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
SCHEDULE 14A
(RULE 14a-101)
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VALIDUS HOLDINGS, LTD.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 4, 2011. VALIDUS HOLDINGS, LTD. VALIDUS HOLDINGS, LTD. 48 PAR-LA VILLE RD., SUITE 1790 HAMILTON, BERMUDA HM 11 M31347-P08211 Meeting Information Meeting Type: Annual Meeting For holders as of: March 11, 2011 Date: May 4, 2011 Time: 8:30 a.m. ADT Location: Tucker’s Point Golf Club 20 Stable Lane Hamilton Parish, HS 02 Bermuda You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

M31348-P08211 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. ?? XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2011 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: ?? XXXX XXXX XXXX ?? XXXX XXXX XXXX

Voting Items 2. To elect the listed nominees as Designated Company Directors so that they may be elected directors of certain of our non-U.S. subsidiaries: 3. To approve the executive compensation payable to the Company’s named executive officers. 5. To approve the selection of PricewaterhouseCoopers, Hamilton, Bermuda to act as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011. 4. To select the frequency at which Shareholders will be asked to approve the compensation paid by the Company to its named executive officers. The Board of Directors recommends you vote 3 years on the following proposal: NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 01) Matthew J. Grayson 02) Jean-Marie Nessi 03) Mandakini Puri 1. To elect the following three nominees as Class I Directors to hold office until 2014: Nominees: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposal: AND Nominees: 04) Edward J. Noonan 05) C.N. Rupert Atkin 06) Patrick G. Barry 07) Peter A. Bilsby 08) Julian P. Bosworth 09) Michael E.A. Carpenter 10) Rodrigo Castro 11) Jane S. Clouting 12) Joseph E. Consolino 13) C. Jerome Dill 14) Andrew Downey 15) Kerry A. Emanuel 16) Jonathan D. Ewington 17) Andrew M. Gibbs 18) Michael Greene 19) Nicholas J. Hales 20) Mark S. Johnson 21) Anthony J. Keys 22) Robert F. Kuzloski 23) Gillian S. Langford 24) Stuart W. Mercer 25) Paul J. Miller 26) Jean-Marie Nessi 27) Julian G. Ross 28) Rafael Saer 29) James E. Skinner 30) Verner G. Southey 31) Nigel D. Wachman 32) Conan M. Ward 33) Lixin Zeng M31349-P08211

M31350-P08211